EXHIBIT 99.2




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                              CONSULTING AGREEMENT


     This Agreement will confirm the arrangements, terms and conditions, whereby the Undersigned (hereinafter referred to as the "Consultants") have been retained by Alpha 1 Biomedicals, Inc. (the "Company") to serve as financial and business consultants and advisors to the Company on a non-exclusive basis for a period of nine months commencing as of August 16, 1999. The undersigned hereby agree to the following terms and conditions:

     1. CONSULTING SERVICES. The Consultants will render financial and business consulting and advice pertaining to the Company as may from time to time be requested by the Company. Without limiting the generality of the foregoing, the Consultants will prepare a business plan specifying a proposed business strategy for the Company, study and evaluate financing and recapitalization proposals and prepare other reports and studies when advisable.

     2. SHORT-TERM FINANCING. Consultants will contact creditors and, if possible, try to utilize SciClone stock sales proceeds for short term funding purposes. Alternatively, Consultants and potentially certain other investors shall fund a short-term operating plan by raising approximately $50,000-$150,000 in the form of a convertible debenture pursuant to the following terms:

          (a)  Up to $150,000 investment.

          (b) An interest rate of 10% on the debenture, which interest shall accrue and be applied at conversion.

          (c) A conversion rate of 50% of the average July 1999 bid price of the Company's common stock.

          (d) An obligation by the Company to register such shares at the earliest practicable time.

     3. RIGHT TO PARTICIPATE IN SUBSEQUENT FINANCINGS: Upon next subsequent round of financing, Consultants shall have the right to participate at the same level as the then participating parties, or, it there is a Rights Offering, Consultants shall have the right to purchase any or all shares not purchased by the current stockholders.

     4. SHORT-TERM MANAGEMENT OF COMPANY. Consultants shall manage the affairs of the Company on a short-term basis as follows:

          (a) Develop a plan and work with creditors in order to eliminate or restructure all corporate debts.

          (b)  Evaluate  and  work  with  current   professional   organizations
               necessary to the Company's mission, i.e. legal and auditing firms.

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          (c)  Work with the SEC,  NASD,  NIH,  Patent and  Trademark  Office to bring the Company in compliance with government regulations or to allow continuation of Company business.

          (d)  Set up a temporary office for the Company.

          (e)  Recommend changes in Corporate Governance, if necessary.

          (f)  Recommend recapitalization and financial strategy.

          (g)  Help recruit necessary management for Company.

          (h)  Negotiate  with  companies   interested  in  licensing  or  other
               business and financial relationships with the Company.

          (i)  Other issues as they occur.

     5.   COMPENSATION.

          (a) Upon the execution of this Agreement, the Company shall deliver to the Consultants a total of 7,500,000 option shares of common stock at an exercise price of $.04 per share duly registered in equal amounts in each Consultants name. The option term shall be ten years. The shares to be delivered upon exercise of the option shall not be registered under the Securities Act of 1933, as amended (the "Act") and shall only be eligible for resale subject to the provisions of Rule 144 as promulgated under the Act or pursuant to any other available exemptions front registration under the Act. Notwithstanding the foregoing, it is agreed that if the Company should elect to register its securities for sale to the public after one year, that the Company will so notify the Consultants in writing, after which time Consultant shall have fifteen (15) days in which to advise the Company as to whether it wants its shares included in the Registration Statement. The Consultants agree to be responsible for its counsel fees and other fees related directly to the inclusion of its shares in any offering.

          (b) J.J. Finkelstein also shall receive a monthly fee on a month to month basis of $5,000, which fee shall be accrued and shall become due and payable on first day of each month.

          (c) All reasonable out-of-pocket expenses incurred by the Consultants in the performance of the services to be rendered shall be borne by the Company.


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     6.   AVAILABLE TIME.  Consultant  shall be available at either one of their offices or at the offices of the Company upon reasonable notice.

     7. RELATIONSHIP. Nothing herein shall constitute the appointment of any Consultant as an employee or agent of the Company except to such an extent as might hereafter be agreed upon for a particular purpose. Except as expressly agreed, the Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

     8. ADDITIONAL SERVICES BY CONSULTANTS. Nothing herein shall preclude the engagement by the Company of any one of the Consultants to provide other services to the Company on such basis as agreed to between the Company and such Consultant or Consultants.

     9. ASSIGNMENT. The parties hereto recognize that the nature of the services to be offered by the Consultants are personal and that this agreement may not be assigned by the Consultants to another Company or individuals, unless otherwise approved in writing by the Company. This agreement, including obligations under paragraph 4(a) and 4(b) hereof shall be binding upon the Company and its successors and assigns so long as the Consultants or its authorized assigns are providing the services hereunder.

     10. CONFIDENTIAL INFORMATION. The Consultants understand that prior to and during the term of this Agreement, the Company will, from time to time, make available to the Consultants and its agents, certain financial,  business and other  information  concerning  the Company's operations and that such information may otherwise come into the possession of the Consultants. The Consultants acknowledge and agree that any financial, business and other information. including any memorandum and/or reports relating to the Company's assets, plans, research, customers, employees, financial condition and business activities generally supplied or furnished by the Company to the Consultants or their agents or which the Consultants may otherwise obtain shall be confidential. (The foregoing financial, business and other information including all reports and memoranda shall be collectively referred to as "Confidential Information".) The Consultants agree that all Confidential Information furnished or disclosed to the Consultants or otherwise obtained by them will be treated as confidential and will not be disclosed or divulged by the Consultants or their agents and the Consultants will use their best efforts to prevent disclosure by others of Confidential Information to third parties without the Company's written consent. The provisions of this paragraph 8 shall survive the termination of this Agreement.



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     11.  NOTICES.  Any notice to be given  hereunder  shall be sufficient if in writing and delivered in person or sent by certified or registered mail, return receipt requested, addressed as follows:

          (a)  If to the Company:

               Alpha 1 Biomedicals, Inc.
               P.O. Box 34598
               West Bethesda, MD 20827-0598

          (b)  If to the Consultants:

               Richard J. Hindin
               2401 Pennsylvania Avenue, 2nd Floor
               Washington, DC 20037

               Sidney J. Silver
               1100 New York Avenue, N.W.
               Washington, DC 20005

               J.J. Finkelstein
               9009 Burning Tree Road
               Bethesda, MD 20817

               Allan L. Goldstein
               800 25th Street, N.W.
               Apartment 1005
               Washington, DC 20037


          Either party may change the address for such party herein set forth by giving like notice of such change to the other party.

     12. ENTIRE AGREEMENT. This Agreement contains all the understandings and representations between the parties hereto pertaining to the subject matter hereof and supersedes all undertakings and agreements, if any, whether oral or in writing, previously entered into by them with respect thereto.

     13. AMENDMENT OR MODIFICATION; WAIVER. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing by the parties hereto.

     14. SEVERABILITY. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

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     15.  This Agreement  shall be construed and enforced in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 16th of August 1999.


                         ALPHA 1 BIOMEDICALS, INC.


                         By:   /s/  Albert Rosenfeld
                               -------------------------
                               ALBERT ROSENFELD
                               Secretary-Treasurer


                               /s/ Richard J. Hindin
                               --------------------------
                               RICHARD J. HINDIN


                               /s/ Sidney J. Silver
                               --------------------------
                               SIDNEY J. SILVER


                               /s/ J. J. Finkelstein
                              --------------------------
                               J.J. FINKELSTEIN


                               /s/ Allan L. Goldstein
                               --------------------------
                               ALLAN L. GOLDSTEIN


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